Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Abolition of Series of Shares of Beneficial Interest of ING Equity Trust, regarding ING Growth Opportunities Fund dated June 17, 2004, filed herein.

(a)(2) Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust effective June 15, 2004, is incorporated by reference to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement filed on June 14, 2004.

(a)(3) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated July 10, 2002, is incorporated by reference to Post-Effective Amendment No. 46 the Registrant's Form N-1A Registration Statement filed on January 9, 2004.

(a)(4) Articles of Amendment dated January 20, 2004 to the Amended and Restated Declaration of Trust ING Equity Trust regarding ING Principal Protection Fund X is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Form N-1A Registration Statement on April 5, 2004.

(a)(5) Articles of Amendment dated February 25, 2004 to the Amended and Restated Declaration of Trust for ING Equity Trust regarding ING Principal Protection Fund XI is incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement on May 7, 2004.

(e)(1) Amended and Restated Schedule A (regarding ING Principal Protection Funds X and XI) with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Form N-1A Registration Statement filed on April 5, 2004.

(e)(2) Amended and Restated Schedule A (regarding ING Principal Protection Funds X and XI) with respect to the Sub-Adviser Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. LLC is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Form N-1A Registration Statement filed on April 5, 2004.

(e)(3) First Amendment dated September 1, 2003, to the Sub-Adviser Agreement between ING Investments, LLC and Wellington Management Company, LLP is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement filed on January 9, 2004.

(e)(4) Amended Schedule A to the Sub-Adviser Agreement between ING Investments, LLC and Brandes Partners, LLC is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement filed on January 9, 2004.

(e)(5) Amended Schedule B to the Sub-Adviser Agreement between ING Investments, LLC and Brandes Partners, LLC is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement filed on January 9, 2004.